UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 17, 2015 (March 12, 2015)
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On March 12, 2015, at the annual meeting of shareholders for fiscal year 2014 (the “Annual Meeting”), the shareholders of F5 Networks, Inc. (the “Company”) voted to approve (i) the F5 Networks, Inc. 2014 Incentive Plan as amended and restated (the “F5 Networks, Inc. 2014 Incentive Plan”) to increase the number of shares of common stock issuable thereunder by an additional 2,250,000 shares and (ii) the F5 Networks, Inc. 2011 Employee Stock Purchase Plan as amended and restated (the “F5 Networks, Inc. 2011 Employee Stock Purchase Plan”) to increase the number of shares of common stock issuable thereunder by an additional 2,000,000 shares.

The complete texts of the F5 Networks, Inc. 2014 Incentive Plan and F5 Networks, Inc. 2011 Employee Stock Purchase Plan are set forth in Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are each incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s shareholders voted on the election of six directors to hold office until the annual meeting of shareholders for fiscal year 2015 and until their successors are elected and qualified; the approval of the F5 Networks, Inc. 2014 Incentive Plan; the approval of the F5 Networks, Inc. 2011 Employee Stock Purchase Plan; the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for fiscal year 2015; and an advisory vote regarding approval of the compensation of the Company’s named executive officers.

A total of 64,202,700 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy at the Annual Meeting. The voting results were as follows:

Item 1: Election of six directors:
Name of Director	For	Against	Abstain	Broker Non-Votes
A. Gary Ames	57,616,280	555,645	239,603	5,791,172
Sandra Bergeron	57,774,497	406,642	230,389	5,791,172
Jonathan Chadwick	57,767,157	404,734	239,637	5,791,172
Michael Dreyer	57,671,038	500,796	239,694	5,791,172
Peter Klein	57,663,242	508,256	240,030	5,791,172
Stephen Smith	57,666,626	505,503	239,399	5,791,172

Item 2: Approval of the F5 Networks, Inc. 2014 Incentive Plan:
For	Against	Abstain	Broker Non-Votes
54,652,531	3,518,858	240,139	5,791,172

Item 3: Approval of the F5 Networks, Inc. 2011 Employee Stock Purchase Plan:
For	Against	Abstain	Broker Non-Votes
57,845,030	217,760	348,738	5,791,172

Item 4: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2015:
For	Against	Abstain
62,904,196	1,023,114	275,390

Item 5: Advisory vote on compensation of the Company’s named executive officers:
For	Against	Abstain	Broker Non-Votes
54,425,969	3,634,666	350,893	5,791,172

Item 9.01	Financial Statements and Exhibits

10.1	F5 Networks, Inc. 2014 Incentive Plan
10.2	F5 Networks, Inc. 2011 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: March 17, 2015	By:	/s/ Scot F. Rogers
Scot F. Rogers
Executive Vice President and General Counsel